UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2015

VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33622 (Commission File Number)	94-3292913 (IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On July 7, 2015, VMware, Inc. (“VMware”) issued a press release disclosing financial information regarding the quarter ended June 30, 2015. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
  99.1   Press release of VMware, Inc. dated July 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2015

VMware, Inc.
By: /s/ Jonathan Chadwick
Jonathan Chadwick
Chief Financial Officer, Chief Operating Officer and Executive Vice President